EXHIBIT 10.28

                                 TRUST AGREEMENT

         THIS TRUST AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement") dated as of May 3, 2004, between CARVER BANCORP, INC. (the "Grantor") and AMERICAN STOCK TRANSFER & TRUST COMPANY, and any successor Trustee appointed as provided in this Agreement (the "Trustee").

                                    RECITALS

         WHEREAS, the Grantor desires to create a trust (the "Trust"), and transfer the assets listed on SCHEDULE A to the Trust, on the terms which are detailed below, and the Trustee has consented to accept and perform said Trust in accordance with such terms.

         NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties hereto, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

I.       TRUST ASSETS.

A. TRANSFER OF ASSETS TO THE TRUST. The Grantor assigns and transfers to the Trustee, and the Trustee, by the execution of this Agreement, acknowledges receipt from the Grantor of the assets described on SCHEDULE A, consisting entirely of common stock of Independence Federal Savings Bank (the "Assets"). The Assets, together with any additions thereto, shall constitute the "Trust Estate." The term Trust Estate shall also include any other property which the Grantor or any other persons transfer to the Trustee, as well as the proceeds from the sale or investment of such Assets, and the securities or other assets in which such proceeds may be invested and reinvested, in accordance with the terms of this Agreement.

B. ADDITIONAL ASSETS CONTRIBUTED TO THE TRUST. The Grantor, or any other person, may assign or transfer after the date of this Agreement, to the Trustee, securities or other property, whether real or personal, tangible or intangible, reasonably acceptable to the Trustee as an addition to the Trust Estate (an "Addition"). All Additions shall be added to the Trust Estate.

C. TRUSTEE DEALING WITH ADDITIONS. The Trustee shall accept and hold any Addition, if such property is reasonably acceptable to the Trustee, as part of the Trust Estate subject to the terms and provisions of this Agreement. The Trustee shall then deal with, manage, operate, invest, reinvest and dispose of any Additions as part of the Trust Estate, as provided in this Agreement. The Trustee shall not be under any duty to accept any Addition not acceptable in the Trustee's discretion.

II.      GRANTOR'S POWERS AND RIGHTS UNDER THE TRUST.

The Grantor has been advised with respect to the difference between revocable and irrevocable trusts and hereby declares that any trust formed under this Agreement, and the Trust Estate created hereby, are to be revocable, so that Grantor may change, amend or modify, in any


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manner and to any extent, the provisions of this Agreement; PROVIDED, HOWEVER, that any such amendment or modification shall not be effective unless or until it is approved in writing by the Regional Director of the Northeast Regional Office of the Office of Thrift Supervision ("OTS"). Subject to the foregoing, the Grantor has retained every right and power to alter, amend, revoke or terminate any Trust provision or interest, whether under this Agreement or any rule of law.

III.     OPERATIVE TRUST PROVISIONS.

A. ASSET MAINTENANCE DURING THE TERM OF THE TRUST. During the term of this Trust, the Trustee shall hold the Trust Estate in trust without distributing, paying out or otherwise disposing of all or any portion of the Trust Estate, to the Grantor or otherwise.

B. ADDITIONS DURING THE TERM OF THE TRUST. The Trustee shall immediately transfer to the Grantor, and shall not add to the Trust Estate, any cash dividends or other cash amounts or cash payments attributable to the Assets.

C.      TERMINATION OF THE TRUST. In addition to termination pursuant to section V(H) of this Agreement, the Trust shall immediately terminate and cease to exist upon the earlier of (i) the date on which the Grantor is no longer the beneficial or record owner of more than 5% of the outstanding voting stock of Independence Federal Savings Bank or (ii) the date on which the Grantor receives the approval of the OTS to retain more than 5% of the outstanding voting stock of Independence Federal Savings Bank.

IV.      TRUSTEE SELECTION, REMOVAL AND RESIGNATION.

A. SUCCESSOR TRUSTEE. If the company named above to serve as Trustee is unable or unwilling to serve, then:

1. The Grantor may appoint a successor Trustee (where the successor Trustee is independent of the Grantor).

2. If the Grantor is unable or unwilling to appoint a successor trustee or fails to do so within a reasonable period of time after being advised that the Trustee is unable or unwilling to serve, then the Trustee may appoint a successor Trustee (where the successor Trustee is independent of the Grantor).

B. EXCLUSION. The foregoing authorizations specifically exclude the right to designate the Grantor as a Trustee.

C. DESIGNATION AND REVOCATION PROCESS. Any permissible designation shall be made by written instrument signed and acknowledged by the party making the appointment and shall become effective upon the successor Trustee qualifying as required under applicable law. Any designation of a successor Trustee, or any revocation of such designation, pursuant to the authority granted in this provision, shall be in a written instrument, duly executed and acknowledged by the party exercising such authority and filed in the Court which has jurisdiction over this Trust.



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D.       REMOVAL OF TRUSTEE. The Grantor may remove the Trustee and appoint a successor Trustee (where the successor Trustee is independent of the Grantor) if such removal is for "cause," as defined by the following factors:

1.       The willful or negligent mismanagement by the Trustee of the Trust
         Estate.

2. The abuse or abandonment of, or inattention to, the Trust Estate by the Trustee.

3. A federal or state charge against the Trustee involving the commission of a felony.

4. An act of stealing, dishonesty, fraud, embezzlement, moral turpitude or moral degeneration by the Trustee.

5. The continued failure by the Trustee to comply with a material provision of this Agreement, after notice of non-compliance.

6. Any other reason for which a court of competent jurisdiction, in the State of New York, would remove a trustee.

E. TRUSTEE ACCEPTANCE. The acceptance of trusteeship by any Trustee not a party to this Agreement shall be evidenced by an execution of a counterpart to this Agreement.

F.       TRUSTEE RESIGNATION.

1. Any Trustee hereunder may resign at any time without obtaining prior judicial approval. Such resignation shall be deemed complete upon the delivery of an instrument in writing declaring such resignation to the Grantor and to the successor Trustee hereunder. Such resigning Trustee shall promptly deliver the Assets of the Trust Estate to the successor Trustee.

2. The resigning Trustee shall, at the request of the successor Trustee, promptly deliver such assignments, transfers and other instruments as may be reasonably required for fully vesting in such successor Trustee all right, title and interest in the Trust Estate.

V.       TRUSTEE RIGHTS AND OBLIGATIONS.

A.       TRUSTEE COMPENSATION.

1. In exchange for the services provided for in this Agreement, the Grantor shall deliver to the Trustee, upon the execution of this Agreement, a non-refundable fee of $10,000 , which amount shall be compensation for all services contemplated herein.

2. In the event the Trustee incurs significant unexpected or unusual fees or expenses, such as legal fees, attorneys' fees or similar fees and expenses, in the administration of the Trust, the Trustee shall deliver to the Grantor a written invoice detailing such fees or expenses, and the Grantor shall pay such fees or expenses within 30 days of receipt of such invoice. If the Grantor fails to deliver payment within 60 days of receipt of such invoice, the Trustee shall be entitled to withdraw from the Trust Estate, without obtaining



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         court or other approval, the compensation which is allowed to a trustee under the laws of the State of New York.

B. NO BOND OR SECURITY. No bond or security of any kind shall be required of any Trustee acting hereunder or appointed pursuant to the provisions hereof.

C.       ACCOUNTING.

1. No Trustee acting under this Agreement is under any duty to render a judicial accounting upon resignation or otherwise. However, the Trustee may submit any account to a court for approval and settlement.

2. The Trustee may render an accounting upon the termination of this Trust, and at any other times which the Trustee may deem necessary or advisable. The written approval of all persons who are entitled to receive the net income and principal of this Trust, as to all matters and transactions shown in the account, shall be final, binding and conclusive upon all such persons, and upon all persons who may then be, or thereafter become, entitled to any income or principal of the Trust. The written approval or assent of the persons mentioned in this provision shall have the same force and effect in discharging the Trustee as a decree by a court of competent jurisdiction.

D. TRUSTEE RESPONSIBLE FOR CARE OF ASSETS COMPRISING TRUST ESTATE. The Trustee shall have the entire care and custody of the Assets comprising the Trust Estate and shall keep the Assets with the same care as given to other property held by it in a fiduciary capacity. The Trustee shall become responsible for the Trust Estate only when, as and if the same shall have been received by such Trustee. No Trustee shall be responsible for any act or omission of any prior Trustee, nor shall any Trustee be under a duty to take any proceedings against any prior Trustee, but shall be entitled to rely on the propriety of the actions of the prior Trustee as such actions appear from the records and accounts of the prior Trustee.

E. DISCRETION AND LACK OF DIVERSIFICATION. The Grantor hereby acknowledges and agrees that the Trustee has no investment discretion with respect to the Assets comprising the Trust Estate. Accordingly, the Trustee shall hold, as custodian, the Assets comprising the Trust Estate, without regard to diversification or investment decisions that may otherwise be imposed under applicable prudent investor standards or otherwise.

F.       LIMITATION ON TRUSTEE LIABILITY.

1. No Trustee shall be individually liable for any loss to, or depreciation in, the value of the Trust Estate occurring for any reason, so long as the Trustee shall have been acting in good faith.

2. Every act done, power exercised or obligation assumed by the Trustee, pursuant to the provisions of this Agreement, shall be held to be done, exercised or assumed, as the case may be, by the Trustee acting in the Trustee's fiduciary capacity and not otherwise, and every person, firm or corporation contracting or otherwise dealing with the Trustee shall look only to the Assets of the Trust Estate for payment under such contract or payment of any money that may become due or payable under any obligation arising under this



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         Agreement, in whole or in part, and no Trustee shall be individually liable for such matter even though the Trustee did not exempt itself from individual liability when entering into any contract, obligation or transaction in connection with or growing out of the Trust Estate.

3. The Trustee shall be liable for gross negligence and for such acts, neglect and defaults which constitute a breach of trust or which are committed in bad faith.

G. TRUSTEE CONSULTATION WITH COUNSEL. The Trustee may consult with legal counsel (who may, but is not required to, be counsel to the Grantor) concerning any question which may arise with reference to the Trustee's duties or obligations under this Agreement, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by the Trustee in good faith and in accordance with the opinion of such counsel.

H. RECEIPT BY GRANTOR BENEFICIARY DISCHARGES TRUSTEE. The receipt of the Grantor upon distribution hereunder shall discharge the Trustee from any further obligation with respect to the property so distributed. Upon final distribution, the Trustee shall be fully discharged, and this entire Trust shall terminate.

VI.      TRUSTEE ADMINISTRATIVE POWERS.

A. TRUSTEE POWERS. Except as specifically provided to the contrary in this Agreement, the Trustee shall have in addition to, and not in limitation of, the powers granted elsewhere in this Agreement, or the powers allowed by law, the following powers:

1. To employ or retain accountants, custodians, agents, legal counsel and other experts as the Trustee shall deem advisable, and to (i) rely on the information and advice furnished by such persons; (ii) fix the compensation of such persons; and (iii) make payments on account of services provided by such person.

3. To the extent permitted by the laws of the State of New York, the Trustee may hold securities in the name of a nominee without indicating the trust character of such holdings, and may hold unregistered securities, or securities in a form that will pass by delivery.

4.       To retain and continue for any period any Asset included in the Trust
         Estate.

5. To sell at public or private sale and to exchange or otherwise dispose of any stocks or other Asset constituting the Trust Estate at the time, price, and terms as the Trustee deems advisable.

6. To grant options for the sale or exchange of any Asset comprising the Trust Estate, at times, prices and terms which the Trustee deems advisable, without applying to or procuring the authority of any court.



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7.       To compromise, adjust, settle or submit to arbitration upon terms the
         Trustee deems advisable, in absolute discretion, any claim in favor of or against the Trust Estate. To release with or without consideration any claim in favor of the Trust Estate.

8. To participate in any refunding, reorganization, repurchase, splitting or readjustment of stocks or other securities or obligations comprising the Trust Estate, in connection with any merger, consolidation, dissolution or otherwise.

9. To borrow money for the purpose of raising funds to pay taxes or for any other purpose deemed by the Trustee beneficial to the Trust Estate, and upon such terms as the Trustee may determine. To pledge as security for the repayment of any loan any Assets included in the Trust Estate.

10. To exercise for the benefit of the Trust Estate, and for any Assets included in the Trust Estate, all rights, powers and privileges of every nature, which might or could be exercised by any person owning similar property absolutely and in his or her own right. To exercise any or all of such rights, powers and privileges, even where such right, power or privilege may not have been specifically mentioned in this Agreement. Notwithstanding the foregoing, the Trustee does not have the power to, and shall not, vote any of the shares of common stock of Independence Federal Savings Bank held in the Trust Estate.

11. To negotiate, draft, enter into, re-negotiate or otherwise modify any contracts or other written instruments which the Trustee deems advisable, and to include in them the covenants, terms and conditions as the Trustee deems proper.

B.       MODIFICATION OF THE AGREEMENT BY THE TRUSTEE.

1. The Trustee may modify or amend the Trust formed under this Trust Agreement to facilitate the administration of the Trust Estate or to conform such Trust to laws or regulations affecting trusts.

2. No such modification or amendment, however, shall affect the possession or enjoyment of the Trust Estate, nor shall any action under this provision be undertaken in a manner that frustrates the general purposes of this Agreement.

3. Such modification or amendment shall be affected by an instrument executed by the Trustee and delivered to the Grantor.

C. THIRD PARTY RELIANCE. No bank or trust company, corporation, partnership, association, firm or other person dealing with the Trustee, or keeping any Assets of the Trust Estate, shall be required to investigate the authority of the Trustee for entering into any transaction involving Assets of the Trust Estate. Nor shall such person be required to see to the application of the proceeds of any transaction with the Trustee, or to inquire into the appropriateness, validity, expediency or propriety thereof, or be under any obligation or liability whatsoever, except to the Trustee; and any such person, bank or trust company, corporation, partnership, association or firm shall be fully protected in making disposition of any Assets of the Trust Estate in accordance with the directions of the Trustee.



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D.       FURTHER ASSURANCES. The Grantor agrees to execute any documents reasonably necessary for the Trustee to implement the Trustee's duties under this Agreement.

E. RULE AGAINST PERPETUITIES. Notwithstanding any provision to the contrary:

1. If the Trust created under this Agreement shall violate any applicable rule against perpetuities, accumulations or any similar rule or law, the Trustee is hereby directed to terminate such Trust on the date limited by such rule or law, and thereupon the Assets held in any Trust under this Agreement affected by this provision shall be distributed to the Grantor or the persons then entitled to share the Trust Estate in the proportions in which they are then entitled to share.

2. No power of appointment granted under this Agreement shall be so exercised so as to violate any such rule or law, and any attempted exercise of any such power which violates such rule or law shall be void.

F.       CONSTRUCTION.

1. The validity, construction and effect of the provisions of this Trust shall be governed by the laws of the State of New York.

2. This Agreement may be executed in more than one counterpart, each of which is an original, but all taken together shall be deemed one and the same instrument.

3. Captions, provision numbers and headings have been inserted for convenience only and such shall not be construed to affect the interpretation of any provision of this Agreement or to limit or broaden the terms of any provision.

4. This Trust Agreement shall extend to and be binding upon the successors and assigns of the Grantor and the Trustee.

5. Any provision of this Agreement prohibited by law shall be ineffective to the extent of such prohibition without invalidating the rest of this Agreement which shall be interpreted to conform, to the extent permitted by law, with the original intent hereof.

         IN WITNESS WHEREOF, the undersigned Grantor and Trustee have executed this Agreement as of the date first-above written.

                                                      AMERICAN STOCK TRANSFER &
CARVER BANCORP, INC.                                  TRUST COMPANY

/s/ Deborah C. Wright                                 /s/ Herbert J. Lemmer
---------------------                                 ---------------------
By:    Deborah C. Wright                              By:    Herbert J. Lemmer
Its:   President and Chief Executive Officer          Its:   Vice President



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                                   SCHEDULE A

                         ASSETS TRANSFERRED TO THE TRUST


72,400 shares of common stock, par value $0.01 per share, of Independence Federal Savings Bank








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